UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2019

CVR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479

(Address of principal executive offices, including
zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 17, 2019, CVR Energy, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with American Entertainment Properties Corp. (“AEP”) and Icahn Enterprises Holdings L.P. (“IEP”), pursuant to which, on January 29, 2019, all of the Common Units held by AEP and IEP will be purchased by the Company for a cash price per unit equal to the Call Price (as defined below), or $60,375,000 in the aggregate (the “IEP Purchase”). The description of the Purchase Agreement above is qualified in its entirety by reference to the full text of the agreement, attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure.

On January 17, 2019, the Company issued a press release announcing that, on such date, (1) CVR Refining GP, LLC (the “General Partner”), the general partner of CVR Refining, LP (the “Partnership”) and an indirect wholly-owned subsidiary of the Company, has assigned to the Company its right pursuant to Section 15.1(a) of the Partnership’s First Amended and Restated Agreement of Limited Partnership, as amended (the “Limited Partnership Agreement”) to purchase all of the issued and outstanding common units representing limited partner interests in the Partnership (the “Common Units”) not already owned by the General Partner or its affiliates (the “Call Right”) and (2) the Company has elected to exercise such Call Right and purchase all of the issued and outstanding Common Units not already owned by the General Partner or its affiliates for a cash purchase price, determined in accordance with the Limited Partnership Agreement, of $10.50 per unit (the “Call Price”), or $240,545,865 in the aggregate (the “Call Purchase,” and together with the IEP Purchase, the “Purchase”). The press release also announced that, on January 17, 2019, the Company entered into the Purchase Agreement. In connection with the Purchase, CVR Energy intends to enter into a bridge facility in an aggregate principal amount not to exceed the amount necessary to fund the Purchase. On January 18, 2019, the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, will mail a Notice of Election to Purchase (as defined in the Limited Partnership Agreement and attached hereto as Exhibit 99.1) to Record Holders (as defined in the Limited Partnership Agreement) of Common Units as of a record date of January 17, 2019.

The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information under this Item 7.01, in Exhibit 99.1 and in Exhibit 99.2 in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01, in Exhibit 99.1 and in Exhibit 99.2 in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits:

Exhibit No.
10.1	Purchase Agreement, by and among CVR Energy, Inc., American Entertainment Properties Corp. and Icahn Enterprises Holdings L.P.
99.1	Notice of Election to Purchase, dated January 18, 2019.
99.2	CVR Energy, Inc. Press Release, issued January 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2019

CVR Energy, Inc.

	By:	/s/ Tracy D. Jackson
Tracy D. Jackson
Executive Vice President and Chief Financial Officer